UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

G SQUARED ASCEND I INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39981	98-1578016
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 N. Michigan Ave., Suite 2770 Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 552-7160

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of a Warrant to acquire one Class A ordinary share	GSQD.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	GSQD	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GSQD.W	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share, issuable upon exercise of Redeemable Warrants	GSQD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously announced, on September 20, 2021, G Squared Ascend I Inc., a Cayman Islands exempted company (“SPAC” or “G Squared”), Horizon Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of SPAC (“Merger Sub”), Transfix, Inc., a Delaware corporation (“Transfix”), and Transfix Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Transfix (“Transfix Holdings”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, (a) SPAC will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (the “Domestication”), (b) following the Domestication, SPAC will merge with and into Transfix Holdings (the “Initial Merger”), with Transfix Holdings surviving the Initial Merger and (c) following the Initial Merger, Merger Sub will merge with and into Transfix (the “Acquisition Merger”), with Transfix surviving the Acquisition Merger as a wholly owned subsidiary of Transfix Holdings.

Attached as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference is a press release issued by Transfix on November 30, 2021 announcing Transfix’s financial results for the third quarter ended September 30, 2021.

Important Information and Where to Find It

In connection with the proposed business combination involving G Squared and Transfix, Inc. (“Transfix”), Transfix Holdings, Inc. (“Transfix Holdings”) has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Registration Statement includes a proxy statement of G Squared and a prospectus of Transfix Holdings. Additionally, G Squared and Transfix Holdings will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s website at www.sec.gov. Security holders of G Squared are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination and related matters. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

G Squared and its directors and officers may be deemed participants in the solicitation of proxies of G Squared’s stockholders in connection with the proposed business combination. Transfix and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of G Squared’s executive officers and directors in the solicitation by reading G Squared’s final prospectus for its initial public offering filed with the SEC on February 8, 2021, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of G Squared’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the proposed business combination and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

The information in this communication may contain statements that are not historical facts but are “forward-looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and within the meaning of “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this communication, regarding G Squared’s proposed business combination with Transfix, G Squared’s ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, G Squared and Transfix disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. G Squared and Transfix caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either G Squared or Transfix. In addition, G Squared and Transfix caution you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against G Squared or Transfix following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of G Squared, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts G Squared’s or Transfix’s current plans and operations as a result of the announcement of the transactions; (v) Transfix’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Transfix to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of Transfix’s business and the timing of expected business milestones, (ix) the effects of competition on Transfix’s business, (x) supply shortages in the materials necessary for the production of Transfix’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by G Squared’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that Transfix may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this communication, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of G Squared’s final prospectus filed on February 8, 2021, and Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of G Squared filed, or to be filed, including the proxy statement/prospectus, with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in G Squared’s periodic filings with the SEC, including G Squared’s final prospectus for its initial public offering filed with the SEC on February 8, 2021. G Squared’s SEC filings are available publicly on the SEC's website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated as of November 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2021

G SQUARED ASCEND I INC.

By:	/s/ Ward Davis
Name: Ward Davis
Title: Chief Executive Officer